UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2012

Knology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1241 O. G. Skinner Drive West Point, Georgia	31833
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 645-8553

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on April 18, 2012, Knology, Inc. (“Knology”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with WideOpenWest Finance, LLC, a Delaware limited liability company (“WOW”), and Kingston Merger Sub, Inc., a wholly-owned subsidiary of WOW (“Merger Sub”), pursuant to which, among other things, Merger Sub will be merged with and into Knology (the “Merger”), with Knology surviving as a wholly-owned subsidiary of WOW.

On June 4, 2012, a purported class action on behalf of stockholders of Knology, styled Lewis v. Johnson, et al., C.A. No. 7592-VCN, was filed in the Court of Chancery of the State of Delaware. The plaintiff in the action claims to be a stockholder of Knology and proposes to represent a class of all of Knology’s public stockholders. The action names as defendants Knology, WOW and Merger Sub, as well as the members of the Board of Directors (the “Board”) of Knology, Rodger L. Johnson, Campbell B. Lanier, III, Alan A. Burgess, Donald W. Burton, O. Gene Gabbard and William H. Scott, III.

The action alleges that the members of the Board violated their fiduciary duties owed to the stockholders of Knology in connection with the approval of the Merger Agreement and the Merger and that the definitive proxy statement filed by Knology with the U.S. Securities and Exchange Commission (the “SEC”) on May 24, 2012 contains material misrepresentations and/or omissions. The action asserts a claim for breach of fiduciary duty against the members of the Board, a claim for material misrepresentations and/or omissions in Knology’s definitive proxy statement against the members of the Board, and a claim for aiding and abetting against Knology, Merger Sub and WOW. The action seeks to enjoin the Merger and requests other relief.

Knology believes that the action is without merit and intends to defend the action vigorously.

Additional Information

Knology has filed with the SEC and has mailed or otherwise provided to its stockholders a definitive proxy statement regarding the proposed acquisition by WOW. Knology also will be filing other documents with the SEC. Investors and security holders are urged to read the proxy statement and other documents relating to such acquisition, because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that Knology files with the SEC (when available) from the SEC’s website at www.sec.gov and Knology’s website at www.knology.com. In addition, the definitive proxy statement and other documents filed by Knology with the SEC (when available) may be obtained from Knology free of charge by directing a request to Knology, Inc., 1241 O. G. Skinner Drive, West Point, Georgia 31833, Attn: Investor Relations, telephone: (706) 645-8553.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

Date: June 11, 2012	/s/ Chad S. Wachter
Name: Chad S. Wachter
Title: Vice President, General Counsel and Secretary (Duly Authorized Officer)